UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2013

DETHRONE ROYALTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5137 E. Armor St., Cave Creek, AZ 85331

(Address of principal executive offices)

602.326.8290

Registrant's telephone number, including area code

_________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      . Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Dethrone" or the "Registrant" refer to Dethrone Royalty Holdings, Inc.

Item 8.01 Other Events

In March 2012, the Company entered into an exclusive license agreement with Dethrone Royalty, Inc. giving the Company the right to use the Dethrone Trademark worldwide in connection with the manufacture and sale of sports performance or energy drinks along with any other non-alcoholic beverage under the Trade Name, Dethrone Beverages.

The License Agreement with Dethrone Royalty, Inc. is for five years and requires the annual payment of royalties. On March 24, 2013, the royalty payment schedule was amended to require quarterly rather than annual payments as follows:

$12,500 due on March 20, 2013 plus 8% of Gross Profit

$12,500 due on June 20, 2013 plus 8% of Gross Profit

$12,500 due on September 20, 2013 plus 8% of Gross Profit

$12,500 due on December 20, 2013 plus 8% of Gross Profit

$25,000 due on March 20, 2014 or 6% of Gross Profit, whichever is higher

$25,000 due on June 20, 2014 or 6% of Gross Profit, whichever is higher

$25,000 due on September 20, 2014 or 6% of Gross Profit, whichever is higher

$25,000 due on December 20, 2014 or 6% of Gross Profit, whichever is higher

$37,500 due on March 20, 2015 or 6% of Gross Profit, whichever is higher

$37,500 due on June 20, 2015 or 6% of Gross Profit, whichever is higher

$37,500 due on September 20, 2015 or 6% of Gross Profit, whichever is higher

$37,500 due on December 20, 2015 or 6% of Gross Profit, whichever is higher

$50,000 due on March 20, 2016 or 6% of Gross Profit, whichever is higher

$50,000 due on June 20, 2016 or 6% of Gross Profit, whichever is higher

$50,000 due on September 20, 2016 or 6% of Gross Profit, whichever is higher

$50,000 due on December 20, 2016 or 6% of Gross Profit, whichever is higher

There was no other changes or amendments to the License Agreement. The royalty payment due in March 2013 had not been paid as of March 28, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2013

Dethrone Royalty Holdings, Inc.

(Registrant)

/s/ Toby McBride

Toby McBride

Chief Executive Officer

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